                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                             EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

           [ ]       Preliminary Proxy Statement

           [ ]       Confidential for  use  of  the  Commission Only

                     (as permitted by  Rule  14a-6(e)(2))

           [X]       Definitive Proxy Statement

           [ ]       Definitive  Additional  Materials

           [ ]       Soliciting  Material  Pursuant  to  240.14a -11 or

                      240.14a -12

                             POWERCOLD CORPORATION

                             ---------------------

               (Name of Registrant as Specified in its Charter)

                                     NONE

                                     ----

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check  box  if any part of the fee is offset as provided by Exchange Act

     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:


                             POWERCOLD CORPORATION

                                  PO BOX 1239

                               115 CANFIELD ROAD

                            LA VERNIA, TEXAS 78121

                             PHONE:  830 779-5223

                              FAX:   830 253-8181

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 5, 2002

To The Stockholders of PowerCold Corporation:

The  Annual  Meeting  of  Stockholders   of  PowerCold  Corporation,  a  Nevada

Corporation,  will  be  held at  PowerCold  Corporation,  115 Canfield  Road La

Vernia, TEXAS 78121 on Thursday, DECEMBER 5, 2002 at 2:00 P.M. Central time for the following purposes:

1.    To ratify the selection of the independent auditors of the Corporation.

2.    To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on OCTOBER 28, 2002 are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

PowerCold CORPORATION

/s/ George C. Briley

George C. Briley,

Corporate Secretary

NOVEMBER 1, 2002   Approximate Date of mailing to Stockholders

IMPORTANT:  Whether  or  not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.

Prompt  return  of  the proxy  will  assure  a  quorum  and  save  the  Company unnecessary expense. At least ten (10) days before the meeting of stockholders,

a complete record of  the  stockholders of the Company entitled to vote at such meeting, or any adjournment  thereof,  will be on file at the place of business of  the  Company  at 115 Canfield Road La Vernia,  TEXAS  78121  and  shall  be produced and kept open  at the time and place of the meeting.  During all times referred to above, the records  shall  be  subject  to  the  inspection  of any shareholder for the purposes of the meeting.


                             POWERCOLD CORPORATION

                                  PO BOX 1239

                               115 CANFIELD ROAD

                            LA VERNIA, TEXAS 78121

                                 830 779-5223

                                PROXY STATEMENT

                                  RELATING TO

                        ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 5, 2002

                                 INTRODUCTION

This  Proxy Statement is being furnished by the Board of Directors of PowerCold

Corporation  a  Nevada corporation (the "Corporation"), to holders of shares of the  Corporation's  Common  Stock  ("Common  Stock")  in  connection  with  the solicitation  by  the  Board  of Directors of proxies to be voted at the Annual

Meeting of Shareholders of the Corporation to be held  on Thursday, DECEMBER 5,

 2002 and any adjournment or adjournments  thereof  (the  "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual  Meeting.  This

Proxy  Statement is first being mailed to shareholders on or  about NOVEMBER 1,

2002.  The Annual 10-K  Report of the Company for the year  ending December 31,

2001 will be mailed to stockholders  upon request.  Such Annual Report does not form any part of the material for solicitation of proxies.

                          PURPOSES OF ANNUAL MEETING

<r>

At the Annual Meeting, shareholders entitled  to vote will be asked to consider and take action to  ratify the  appointment of  independent  auditors, and  any other matters.

</r>

                           VOTING AT ANNUAL MEETING

GENERAL

The  close of business on the Record Date of OCTOBER 28, 2002 has been fixed as the record  date  for  determination of the shareholders entitled to notice of,

and to vote at, the Annual Meeting  (the "Record Date"). As of the Record Date,

there were issued and outstanding 17,918,475 shares of Common Stock entitled to vote.  A majority of such  shares  will constitute a quorum for the transaction of business at the Annual Meeting.  The holders of record on the Record Date of the shares entitled to be voted at the  Annual Meeting are entitled to cast one vote per share on each matter submitted to  a  vote  at the Annual Meeting. All action proposed herein may be taken upon a favorable vote  of  the holders of a majority  of  such  shares  of  Common Stock represented at the Annual  Meeting provided a quorum is present at the meeting in person or by proxy.


PROXIES

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly  executed proxies will be voted in accordance

with  the  instructions indicated in such  proxies.   If  no  instructions  are

indicated, such shares will be voted: (1) FOR the ratification of the selection of independent  auditors;  (2) AT the discretion of the proxy holder, any other

matters which may properly come  before the Annual Meeting.   A shareholder who

has executed and returned a proxy  may revoke it at any time before it is voted at the Annual Meeting by executing and  returning a proxy bearing a later date,

by giving written notice of revocation to  the Secretary of the Corporation, or

by attending the Annual Meeting and voting in  person.   A proxy is not revoked

by the death or incompetence of the maker unless, before the  authority granted there  under  is  exercised,  written  notice of such death or incompetence  is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy  or  the  failure  to vote either by proxy  or in person will be treated as neither a vote "for" nor  "against"  the election  of  any  director.  Each of the other matters must be approved by the affirmative vote of  a  majority  of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against  these matters since it is one less vote for

approval.   Broker  non-votes, shares held  by  brokers  or  nominees  for  the accounts of others as to which voting instructions have not been given, will be treated as shares that  are  present  for determining a quorum, but will not be counted for purposes of determining the  number of votes cast with respect to a proposal.  Brokers and nominees, under applicable  law,  may  vote  shares  for which  no  instructions  have been given in their discretion in the election of directors.

The  Corporation  will  bear   all  the  cost  and  expenses  relating  to  the

solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use  of  the mails, the directors, officers, and employees  of  the Corporation, without additional  compensation,  may  solicit proxies personally or by telephone or telegram.

1.  RATIFICATION OF AUDITORS

Williams  & Webster,  P.S.,  independent  public  accountants,  have again been selected  by  the  Board  of  Directors  as  the  independent auditors for  the

Corporation for the fiscal year ending December 31,  2002,  subject to approval by  the  shareholders  Williams  & Webster, P.S., has served as an  independent auditor for the Corporation since the fiscal year ended December 31, 2000. This firm is experienced in the field of  accounting and is well qualified to act in the capacity of auditors. Williams  &  Webster, P.S. will not be represented at the annual meeting, but questions from shareholders  will  be  presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 1

2.  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is  not aware of any matters that will be presented for action at the Annual Meeting  other than those  described  above.  Should other business properly be brought before  the

Annual Meeting, it  is  intended  that  the  accompanying  Proxy  will be voted thereon in the discretion of the persons named as proxies.


DIRECTORS CONTINUING IN OFFICE:

FRANCIS L. SIMOLA:  Mr. Simola, 63, has been Chairman, President and Chief

Executive Office of PowerCold Corporation since the Company's inception in

January 1993.

Shares Beneficially  Owned*    2,958,832

Percent of Class:              18

A Director Since:              1993

Term Expires:                  November 10, 2003

* Shares beneficially  owned do not include options to acquire 695,879 shares of Common Stock granted on 10/1/99 and 9/10/01.

GEORGE C.  BRILEY:   Mr. Briley, 77, has been a director of Power Cold

Corporation since September 1994.  Mr. Briley is Chief Technology Office and

Secretary of PowerCold and President of Technicold Services, Inc.

Shares Beneficially  Owned*    634,602

Percent of Class:              3.9

A Director Since:              1994

Term Expires:                  November 10, 2003

* Shares beneficially  owned do not include options to acquire 354,100 shares of Common Stock granted on 10/1/99 and 9/10/01.

H.  JACK KAZMAR:  Mr. Kazmar, 69, has been a director of PowerCold since

October 1998.  Mr. Kazmar is Chief Operating Officer and Treasurer of

PowerCold.

Shares Beneficially  Owned*    262,000

Percent of Class:              1.6

A Director Since:              1998

Term Expires:                  November 10, 2003

*  Shares beneficially   owned do not include options to acquire 504,579 shares

of Common Stock granted  on 10/1/99, 6/1/00 and 9/10/01.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  table  sets  forth,  as  of  October  1,  2002,  the amount and percentage  of the Common Stock of the Company, which according to  information supplied by the  Company, is beneficially owned by each person who, to the best knowledge of the Company,  is  the  beneficial owner (as defined below) of more than five  (5%) of the outstanding common stock.


NAME AND ADDRESS OF               NUMBER OF SHARES      PERCENTAGE OWNERSHIP

BENEFICIAL  OWNER (1)             OF  COMMON STOCK      OF COMMON STOCK

                                  BENEFICIALLY  OWNED   OUTSTANDING

--------------------------------  --------------------  ---------------------

George C. Briley  (2)                    634,602                   3.95%

     17 Pembroke Lane

     San Antonio, TX.  78240

H.  Jack Kazmar  (3)                     262,000                   1.63%

     36 West Beechcroft Road

     Short Hills, NJ  07078

Francis L. Simola and (4)              1,092,432                   6.80%

Veronica M.  Simola

     9408 Meadowbrook Ave.

     Philadelphia, Pa.  19118

Simco Group, Inc.  (5)                 1,800,664                  11.23%

     1800 E. Sahara Ave. Ste.107

     Las Vegas, NV 89104

Henry N. Sanborn                       1,336,956                   8.34%

    505 Charles Street Avenue

    Towson, MD 21204

(1)  Under Rule  13d-3, issued by the  Securities  and  Exchange  Commission, a

     person  is, in general, deemed to "Beneficially own" any shares  if   such

     person  directly   or  indirectly,  through  any  contract,   arrangement,

     understanding, relationship   or  otherwise,  has  or   shares  (a) voting

     power, which includes the power to vote or to  direct the voting  of those

     shares  and/or  (b)   investment  power,  which  included  the   power  to

     dispose,  or to  direct the disposition of those securities. The foregoing table gives  effect  to  shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company. The persons named in the table have sole voting power  and  investment  power  with  respect to all shares of Common Stock beneficially owned by them.

(2)  The beneficial owner listed above has been granted stock options given the right to acquire 354,100 shares of PowerCold  Corporation Common Stock.

(3)  The beneficial owner listed above has been granted stock options given the right to acquire 504,579 shares of PowerCold Corporation Common Stock.

(4)  The beneficial owner listed above has been granted stock options given the right to acquire 695,879 shares of PowerCold Corporation Common Stock.

(5)  Simco Group, Inc., a Nevada Corporation, is wholly owned (100%) by Francis

     L. Simola and Veronica M. Simola.

REMUNERATION  OF  EXECUTIVE  OFFICERS

(a)  Named Executive  Officers

The  Corporation's named executive officers are:  Francis L. Simola,  President and Chief  Executive  Officer; George C. Briley, Secretary and Chief Technology

Officer; and H. Jack Kazmar, Treasurer and Chief  Operating  Officer.


(b)Summary Compensation Table

Executive officers the  Company receive no salary and no other compensation and benefits. No executive officer  or  director of the parent Company received any cash salary as continuous payroll compensation  during  the year ended 2001. No officer of the parent Company was paid by any other source other than PowerCold for time that was actually spent in furtherance of PowerCold's affairs

Simco  Group/Simola  received  120,000  shares of common restricted  stock  for services rendered the Company, and received  $60,000 related to payment due for

corporate operating expenses for the year ended  2001.   Mr. Simola was granted

150,000  options of Common Stock on 9/10/01 for services rendered  the  Company with an exercise price of $1.00 per share.

George C.  Briley  received  less than $50,000 consulting services compensation from Technicold Services, Inc.  for  year  ended  2001.  Mr. Briley was granted

150,000 options of Common Stock on 9/10/01 for services  rendered  the  Company with an exercise price of $1.00 per share.

H,  Jack  Kazmar  received $60,000 for consulting services for year ended 2001.

Mr. Kazmar was granted  150,000 options of Common Stock on 9/10/01 for services rendered the Company with an exercise price of $1.00 per share.

The information specified  concerning  the  compensation of the named executive officers  for  each  of  the  Registrant's last three  completed  fiscal  years provided in the following Summary Compensation Table.

<table>

<caption>

                          Summary Compensation Table

---------------------------------------------------------------------------------

                                             Long-Term Compensation

                                -------------------------------------------------

     Annual Compensation               Awards                  Payouts

------------------------------  ----------------------  -------------------------

(a)        (b)   (c)     (d)    (e)         (f)         (g)        (h)      (i)

Name                     Other  Restricted  Securities

and              Annual  Stock  Underlying  LTIP        All Other

Principal  Year  Salary  Bonus  Comp.       Awards      Options    Payouts  Comp.

Position           ($)    ($)      ($)      ($)(1)(2)    (#)(3)      ($)     ($)

---------  ----  ------  -----  ----------  ----------  ---------  -------  -----

<s>        <c>   <c>     <c>    <c>         <c>         <c>        <c>      c>

Francis

Simola     2001     0      0          0        120,000    150,000      0       0

President  2000     0      0          0        120,000          0      0       0

CEO        1999     0      0          0        120,000    545,879      0       0

George

Briley     2001     0      0          0              0    150,000      0       0

Secretary  2000     0      0          0              0          0      0       0

CTO        1999     0      0          0          5,000    204,100      0       0

H Jack

Kazmar     2001     0      0          0        100,000    150,000      0       0

Treasurer  2000     0      0          0        100,000    100,000      0       0

COO        1999     0      0          0         52,000    254,579      0       0

</table>

(1)  Restricted Stock Awarded for consulting and funding  services.

(2)  Restricted Stock Awards includes directors fees.

(3)  Securities Underlying Options do not include options granted in 2002.


The information specified concerning  the  stock options of the named executive officers during the fiscal year ended December  31,  2001  is  provided  in the following Option Grants in  the  Last  Fiscal  Year  Table:

<table>

<caption>

                       OPTION GRANTS IN LAST FISCAL YEAR

                             Individual Grants (1)

-------------------------------------------------------------------------------

(a)          (b)                   (c)                   (d)            (e)

Name         Number of Securities  % of total Options    Exercise or    Expiration

             Underlying Options    granted to employees  or base price  Date

             Granted (2)           in fiscal year        $/share

-----------  --------------------  --------------------  -------------  ----------

<s>          <c>                   <c>                   <c>            <c>

Francis

 Simola            150,000                0.02%             1.00         9/10/04

George

 Briley            150,000                0.02%             1.00         9/10/04

H Jack

 Kazmar            150,000                0.02%             1.00         9/10/04

</table>

(1)  This table  does  not  include  Stock  Options  granted  previously.

(2)  Number of Securities Underlying Options Granted do not include options granted in 2002.

The  information  specified concerning the stock options of the named executive officers during the  fiscal  year  ended  December  31, 2001 is provided in the following  Aggregated  Option Exercises in  Last Fiscal  Year  and Fiscal Year-

End Options  Values  Table:

<table>

<caption>

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                             Individual Grants (1)

----------------------------------------------------------------------------------

(a)             (b)               (c)         (d)                (e)

Name            Number of Shares  Value       Number of          Value of

                Acquired          Realized    Securities         Unexercised

                on Exercise           $       Underlying         in-the-money

                                              Unexercised        options at Fy-End

                                              Options at Fy-End  ($)Exercisable/

                                              (#)Exercisable/    Unexercisable

                                              Unexercisable (1)

--------------  ----------------  ----------  ------------------  ----------------

<s>             <c>               <c>         <c>                 <c>

Frank Simola           0              0            695,879             272,940

George Briley          0              0            354,100             102,050

H Jack Kazmar          0              0            504,579             127,290

</table>

(1)    Number   of   Securities   Underlying   Unexercised  Options  at  Fy-End

(#)Exercisable/ Unexercisable do not include options granted in 2002.

The Company does not currently have a Long Term Incentive Plan  ("LTIP")


CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2001 the Board of Directors held five

meetings.   All  directors  attended  the  meetings either  physically  or  via teleconference.

COMMITTEES

There are no Compensation, Audit or Nominating Committees.

RELATED PARTY TRANSACTIONS

The Company has received funding on several occasions from Simco Group, Inc., a separate  legal  entity  wholly  owned  by  the Company's  Chairman  and  Chief

Executive Officer.  Simco Group has financed  the  Company on several occasions since  the  Company's inception.  Simco Group has not  requested  nor  receives payment of any  kind from the Company for providing funding. There are no loans outstanding.

George Briley, Chief  Technology  Officer  of PowerCold, has loaned the Company

$27,000. Mr. Briley has received no interest  on  the  loan transaction.  There are no loans outstanding.

COMPENSATION OF DIRECTORS

Compensation is limited to $2,500.00 annually paid in restricted  company stock for director services rendered the Company.  No director compensation  was paid in 2001 or 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section  16(a)  of  the  Securities Exchange Act of 1934 requires the Company's directors, executive officers,  and  persons  owning more than ten percent of a registered class of the Company's securities to  file  with  the  United States

Securities and Exchange Commission initial reports of ownership and  reports of

changes    in   ownership  of  equity  securities  of  the  Company.  Officers,

directors,  and  greater-  than-  ten  percent  shareholders  are  required  by

Securities and  Exchange  Commission's  regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely  on  its  review  of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 2001,

all  filing  requirements  under Section 16(a) of the Securities  Exchange  Act of1934 were satisfied.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual  meeting  is  scheduled  for  October  1, 2003. A

Stockholder  who  desires to have a qualified proposal considered for inclusion in the Proxy Statement  for that meeting must notify the Secretary of the terms and content of the proposal no later than March 30, 2003. The Corporation's By-

Laws  outline  the procedures  including  notice  provisions,  for  stockholder nomination of directors  and  other  stockholder  business to be brought before stockholders at the Annual Meeting. At the time of  submission of such proposal a stockholder must have been of record or beneficial  owner  of  at least 1% of the outstanding shares or  $1,000 worth of stock in the Corporation,  and  have held such stock for at least one year and through the date on which the meeting is  held.  A copy of the pertinent By-Law provisions are available upon written request to the Secretary of the Corporation.


FORM 10-K

Any shareholder  of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the  fiscal  year  ended  December 31, 2001 (the "Form 10-K"),

without cost, upon written request to the Secretary  of  the  Corporation.  The

Form  10-K  is  not  part  of  the  proxy  solicitation material for the Annual

Meeting.  Additionally, the Securities and Exchange  Commission maintains a web site  that  contains  reports and other information at the  following  address:

http://www.sec.gov.

Company financial reports  and  product information may also be accessed at the

Company's Internet Web Site at http://www.powercold.com.   Information  on  our

website does not form any part of the material for solicitation of proxies.

By Order of the Board of Directors

/s/  George C. Briley             Date:  NOVEMBER 1,  2002

-----------------------           -------------------------

     George C. Briley